[EXHIBIT 10.2]


                      CONSULTING AGREEMENT

     This Consulting Agreement (the "Agreement"), is made effective as of September 19, 2006 (the "Effective Date"), by and between International Imaging Systems, Inc., a Delaware corporation (the "Company") and its wholly owned subsidiary, Advanced Staffing International, Inc., a Florida corporation (the "Subsidiary") and C. Leo Smith ("Smith"). The Company and Smith are sometimes referred to herein individually as a "Party" and collectively as the "Parties."

     Whereas, the Company has been informed of a pending proposed change its control and a pending stock purchase transaction; and

     Whereas,   the   Subsidiary  will  continue   its   business
operations after consummation of the stock purchase transaction as a wholly owned subsidiary of the Company; and

     Whereas, upon completion of the stock purchase transaction, Smith will no longer be incumbent as the President and Chief
Executive Officer of the Company; and

     Whereas, in addition to those positions, Smith has, and now is, President and Chief Executive Officer of the Subsidiary; and

     Whereas,   following  completion  of  the   stock   purchase
transaction and the consequent change of control, the Company desires Smith to continue to manage and operate Advanced Staffing
International, Inc.; and

     Whereas, Smith is agreeable to continue to manage and operate the Subsidiary for the Company; and

     Whereas, the Parties have agreed that Smith's incumbency as manager and operator of the Subsidiary, shall continue after the change of control transaction on a consulting basis rather than in an employer employee relationship; and

     Whereas, Smith is agreeable to accept continued engagement as the manager and operator of the Subsidiary on commission basis related directly to the Subsidiary's revenues;

     Now, Therefore, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

      1.    Term.  The term of this Agreement (the "Term"), shall
            -----
extend  from the Effective Date and shall continue through August
31, 2007.


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     2.   Obligations.
          ------------

          Smith's  Services.  Smith hereby agrees to  manage  the
          -----------------
operations and expansion of the Subsidiary subject to the Company's Board of Directors in all ways that the Company reasonably requests during the Term.

     3.   Confidentiality.
          ----------------

          (a) Smith shall not divulge, disclose, furnish or make accessible to anyone (other than in the regular course of his performance of services for the Subsidiary and the Company under this Agreement) any knowledge, information or documents concerning the business, operations, plans, products or personnel of the Subsidiary, unless expressly authorized by the Company in writing.

         (b) Smith shall also keep confidential, and shall not disclose to any third party without the advance written consent of the Company any of the Subsidiary's proprietary information, strategies, techniques or methods.

     4.   Consulting Fees.
          ----------------

           In consideration of the services to be provided by Smith pursuant to this Agreement, and the restrictions and obligations imposed on Smith during and after the Term, the Subsidiary shall pay Smith a consulting fee (the "Consulting Fee") which shall amount to __% percent of the Subsidiary's gross revenues from any source as and when received by the Subsidiary.

     5.   Expense Reimbursement.  During the Term, the Subsidiary
          ----------------------
agrees to reimburse Smith for pre-approved ordinary, necessary and reasonable travel expenses incurred or expended by him in connection with his performance of services under this Agreement, payable within ten (10) days after presentation by Smith of proper expense statements or vouchers or such other supporting receipts and documentation as the Subsidiary may reasonably require.

     6.  Business Relationship.  In furnishing services hereunder,
         ----------------------
Smith is acting as an agent in relation to the Subsidiary. Smith shall continue to have the right to obligate and bind the Subsidiary in any manner whatsoever or act in the name of the Subsidiary. Nothing contained herein shall give, or is intended
to  give,  any  rights  of  any kind to  any  third  person.   No
employment, partnership or joint venture is created by this Agreement.

     7.    Representations  and Warranties.  The  Parties  hereby
           --------------------------------
represent and warrant: (i) that they each have full power and authority to execute this Agreement individually or on behalf of the entities they represent and perform their obligations hereunder; (ii) this Agreement constitutes a valid and binding obligation of each Party, enforceable in accordance with its terms, except as enforcement may be limited by bankruptcy or insolvency laws or by equitable principles; (iii) that each entity and individual Party hereto intends to be fully bound by



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the  terms  hereof;  (iv) that each entity and  individual  Party hereto has the unfettered right to enter into and perform this Agreement on the terms and subject to the conditions hereof; and
(v) that neither the execution and delivery of this Agreement nor the performance of any of their respective obligations hereunder constitute or will constitute a violation or breach of, or a default under, any agreement, arrangement or understanding, or any other restriction of any kind, to which the respective entity or individual is a Party or by which they are bound.

      8.    Assignment.  This Agreement shall not  inure  to  the
            -----------
benefit of and shall not be binding upon the executors, administrators, successors and legal representatives of Smith, but shall inure to the benefit of and be binding upon the Company and its successors and assigns. Smith's duties and obligations hereunder are personal to him and cannot be assigned, delegated or transferred without the express written consent of the Company. The Company's rights, interest and obligations hereunder may be assigned or transferred by the Company to, and shall be assumed by and be binding upon, any successor or assign of the Company. The term "successor" means, with respect to the Company, any corporation or other business entity which, by merger, consolidation, affiliation, purchase of assets, or otherwise, acquires all or a material part of the assets of the Company.

      9.    Indemnification.  Smith shall and  hereby  agrees  to
            ----------------
indemnify and hold harmless the Company and its shareholders, directors, officers, employees and agents from and against any and all claims, causes of action, injuries, damages, losses, costs, expenses, or other liabilities, including reasonable attorneys' fees, suffered by the Company as a result of or arising from Smith's provision of consulting services to the Company pursuant to this Agreement. The Company shall and hereby agrees to indemnify and hold harmless Smith from and against any and all claims, causes of action, injuries, damages, losses, costs, expenses, or other liabilities, including reasonable attorneys' fees, arising from or in connection with his services hereunder absent willful misconduct or gross negligence on his part.

     10.   Survival.  The provisions of Sections 3, 7  and  9  of
           ---------
this Agreement shall survive expiration of the Term. The Parties recognize, acknowledge and agree that, despite the termination of this Agreement, any provision of this Agreement may be used in interpreting, implementing and enforcing the restrictions imposed and rights created by Paragraphs 3, 7, and 9 of this Agreement.

     11.   Notices.   All notices or other communications  to  be
           --------
made, given or furnished pursuant to or under this Agreement (each, a "Notice") shall be in writing and shall be deemed given or furnished if addressed to the Party intended to receive the same at the address of such Party as set forth below (i) upon receipt when personally delivered at such address; (ii) four (4) business days after the same is deposited in the United States mail as first class registered or certified mail, return receipt requested, postage prepaid; (iii) one business day following the date the Notice is sent via facsimile, provided that the sending Party receives electronic confirmation that delivery was successfully completed; or (iv) one (1) business day after the date of delivery of such Notice to a nationwide, reputable commercial courier service specifying next day delivery:


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          (a)  If to Smith:

               C. Leo Smith
               2419 E. Commercial Blvd.
               Suite 307
               Fort Lauderdale, FL 33308

          with a copy by the same means sent simultaneously to:


               Steven A. Saide, Esq.
               158 W. 27th Street
               3rd Floor
               New York, NY 10001

          (b)  If to the Company:

               John Vogel, President
               International Imaging Systems, Inc.
               2419 E. Commercial Blvd.
               Suite 307
               Fort Lauderdale, FL 33308


          with a copy by the same means sent simultaneously to:

               Eugene Michael Kennedy, Esq.
               Eugene Michael Kennedy, P.A.
               517 Southwest First Avenue
               Fort Lauderdale, Florida 33301

     Any Party may change the address or fax number to which any Notice is to be delivered to any other address or fax number within the United States of America by furnishing written Notice of such change at least fifteen (15) days prior to the effective date of such change to the other Party in the manner set forth above, but no such Notice of change shall be effective unless and until received by such other Party. Rejection or refusal to accept, or inability to deliver because of changed address or fax number or because no Notice of changed address or fax number was given, shall be deemed to be receipt of any such Notice. Any
Notice to an entity shall be deemed to be given on the date specified in this paragraph, without regard to when such Notice is delivered by the entity to the individual to whose attention it is directed and without regard to the fact that proper delivery may be refused by someone other than the individual to whose attention it is directed. If a Notice is received by an entity, the fact that the individual to whose attention it is directed is no longer at such address or associated with such entity shall not affect the effectiveness of such Notice.
Notices may be given on behalf of any Party by such Party's attorneys.

     12.  Governing Law; Venue.  This Agreement shall be governed
          ---------------------
by and construed in accordance with the laws of the State of Florida, without regard to the principles of conflicts of law. Any lawsuit or other legal proceeding relating to this Agreement or the enforcement of any provision of this Agreement (including,


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but  not  limited to, actions for injunctive or equitable relief)
shall be brought or otherwise commenced only in the State or Federal Courts located in the State of Florida, County of Broward, and each Party expressly and irrevocably consents and submits to the exclusive jurisdiction and venue of such courts over that Party in connection with any legal proceeding properly brought or commenced in accordance with this Section.

     13.   Injunctive Relief. The Parties hereto agree  that  the
           ------------------
terms, covenants and restrictions of this Agreement relate to special, unique and extraordinary matters and that such terms, covenants and restrictions are reasonable as to the business interests and confidential and proprietary information covered, and that Smith's compliance with such terms, covenants and restrictions is necessary to protect the business and goodwill of the Company and the Subsidiary. The Parties further agree that the damages that will be suffered by the Company as a result of any breach or violation of any of the terms, covenants or restrictions imposed by this Agreement would be irreparable and difficult, if not impossible, to ascertain. Accordingly, the Parties agree that, in the event of a breach, attempted breach, or prospective breach by Smith of any of the terms, covenants or restrictions imposed by this Agreement, the Company and the Subsidiary shall be entitled to obtain immediate temporary, preliminary and permanent injunctive relief by any court of competent jurisdiction to enforce, or determine the enforceability of, the terms of this Agreement and enjoin any activity which would violate any of the terms, covenants or restrictions imposed by this Agreement. Smith acknowledges and agrees that the level of compensation paid to him during the Term is anticipated to include amounts sufficient to constitute adequate consideration both for the services to be rendered by him to the Subsidiary as well as for his covenants and commitments under this Agreement.

      14.   Independence of Action.  Each Party enters into  this
            -----------------------
Agreement freely, voluntarily, and in good faith.

      15.   Interpretation  Of Agreement.  The  Parties  to  this
            -----------------------------
Agreement acknowledge and agree that (a) this Agreement and its reduction to final written form are the result of good faith negotiations between the Parties; (b) the Parties have carefully reviewed and examined this Agreement before executing it; and (c) any statute or rule of construction that ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement.

     16.  Enforceability.  If any provision of this Agreement  is
          ---------------
found or declared by a court of competent jurisdiction to be void or unenforceable, the remaining provisions of this Agreement shall continue in full force and effect and the Parties shall endeavor in good faith to modify the void or unenforceable provision to carry out the original intent of the Parties in a legally enforceable manner.

     17.  Headings.  The paragraph headings of this Agreement are
          ---------
not a substantive part of this Agreement and shall not limit or restrict this Agreement in any way.

     18.   Counterparts.   This  Agreement  may  be  executed  in
           -------------
counterparts, one by each Party, with the same effect as if all Parties hereto had signed the same document. This Agreement and any amendments hereto, to the extent signed and delivered by means of a facsimile machine, shall be treated in all manner and



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respects  as  an original agreement or instrument  and  shall  be considered  to have the same binding legal effect as if  it  were
the  original  signed version thereof delivered  in  person.   No
Party hereto shall raise the use of a facsimile machine to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine as a defense to the formation of a contract and each such Party forever waives any such defense.

      In Witness Whereof, the Parties have executed and entered into this Agreement as of the date first above written.

                              INTERNATIONAL IMAGING SYSTEMS, INC.
                             for  itself and for its wholly owned
                             Subsidiary,    Advanced     Staffing
                             International, Inc.


(Seal)                        By: /s/ C. Leo Smith
                              ---------------------------------
                              Name:     C. Leo Smith
                              Title:    President


WITNESS:

Name:
                              /s/ C. Leo Smith
                              ---------------------------------
                              Name:     C. Leo Smith


WITNESS:


Name:





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